Exhibit (i)

August 21, 2026

GraniteShares ETF Trust

205 Hudson Street, 7th Floor

New York, NY 10013

Ladies and Gentlemen:

This letter is in response to your request for our opinion in connection with the filing of Post-Effective Amendment No. 487 to the Registration Statement, File Nos. 333-214796 and 811-23214 (the “Registration Statement”), of GraniteShares ETF Trust (the “Trust”).

We have examined a copy of the Trust’s Agreement and Declaration of Trust, the Trust’s By-laws, the Trust’s record of the various actions by the Trustees thereof, and all such agreements, certificates of public officials, certificates of officers and representatives of the Trust and others, and such other documents, papers, statutes and authorities as we deem necessary to form the basis of the opinion hereinafter expressed. We have assumed the genuineness of the signatures and the conformity to original documents of the copies of such documents supplied to us as copies thereof.

Based upon the foregoing, we are of the opinion that, after Post-Effective Amendment No. 487 is effective for purposes of applicable federal and state securities laws, the shares of each fund listed on the attached Exhibit A (the “Funds”), if issued in accordance with the then current Prospectus and Statement of Additional Information of the applicable Fund, will be legally issued, fully paid and non-assessable.

The opinions expressed herein are limited to matters of Delaware statutory trust law and United States Federal law as such laws exist today; we express no opinion as to the effect of any applicable law of any other jurisdiction. We assume no obligation to update or supplement our opinion to reflect any facts or circumstances that may hereafter come to our attention, or changes in law that may hereafter occur.

We hereby give you our permission to file this opinion with the Securities and Exchange Commission as an exhibit to Post-Effective Amendment No. 487 to the Registration Statement. This opinion may not be filed with any subsequent amendment, or incorporated by reference into a subsequent amendment, without our prior written consent. This opinion is prepared for the Trust and its shareholders and may not be relied upon by any other person or organization without our prior written approval.

Very truly yours,

/s/ Thompson Hine LLP

THOMPSON HINE LLP

MW/AJD

3900 Key Center 127 Public Square Cleveland, Ohio 44114-1291	www.ThompsonHine.com O: 216.566.5500 F: 216.566.5800

EXHIBIT A

GraniteShares 1.25x Long TSLA Daily ETF
GraniteShares 2x Long NVDA Daily ETF
GraniteShares 2x Long COIN Daily ETF
GraniteShares 2x Long BABA Daily ETF
GraniteShares 2x Long META Daily ETF
GraniteShares 2x Long GOOGL Daily ETF
GraniteShares 2x Long AMZN Daily ETF
GraniteShares 2x Long AAPL Daily ETF
GraniteShares 2x Long MSFT Daily ETF
GraniteShares 2x Long AMD Daily ETF
GraniteShares 2x Long PLTR Daily ETF
GraniteShares 2x Long UBER Daily ETF
GraniteShares 2x Long DIS Daily ETF
GraniteShares 2x Long F Daily ETF
GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF
GraniteShares HIPS US High Income ETF
GraniteShares Nasdaq Select Disruptors ETF
GraniteShares 2x Long AAL Daily ETF
GraniteShares 1x Short AAL Daily ETF
GraniteShares 2x Short AAL Daily ETF
GraniteShares 1x Short AAPL Daily ETF
GraniteShares 1.5x Short AAPL Daily ETF
GraniteShares 2x Short AAPL Daily ETF
GraniteShares 1x Short AMD Daily ETF
GraniteShares 2x Short AMD Daily ETF
GraniteShares 2x Short COIN Daily ETF
GraniteShares 2x Long JPM Daily ETF
GraniteShares 1x Short JPM Daily ETF
GraniteShares 2x Short JPM Daily ETF
GraniteShares 2x Long LCID Daily ETF
GraniteShares 1x Short LCID Daily ETF
GraniteShares 2x Short LCID Daily ETF
GraniteShares 1x Short META Daily ETF
GraniteShares 2x Short META Daily ETF
GraniteShares 1x Short NVDA Daily ETF
GraniteShares 2x Short NVDA Daily ETF
GraniteShares 2x Long RIVN Daily ETF
GraniteShares 1x Short RIVN Daily ETF
GraniteShares 1.5x Short RIVN Daily ETF
GraniteShares 2x Short RIVN Daily ETF
GraniteShares 2x Long TSLA Daily ETF
GraniteShares 1x Short TSLA Daily ETF
GraniteShares 1.5x Long TSLA Daily ETF
GraniteShares 2x Short TSLA Daily ETF
GraniteShares 1.75x Short TSLA Daily ETF
GraniteShares 2x Long XOM Daily ETF

GraniteShares 1x Short XOM Daily ETF
GraniteShares 2x Short XOM Daily ETF
GraniteShares 2x Long ADBE Daily ETF
GraniteShares 2x Short ADBE Daily ETF
GraniteShares 2x Long AMC Daily ETF
GraniteShares 2x Long ARM Daily ETF
GraniteShares 2x Long AVGO Daily ETF
GraniteShares 2x Short AVGO Daily ETF
GraniteShares 2x Long CCL Daily ETF
GraniteShares 2x Short CCL Daily ETF
GraniteShares 2x Long CRWD Daily ETF
GraniteShares 2x Short CRWD Daily ETF
GraniteShares 2x Long DELL Daily ETF
GraniteShares 2x Short DELL Daily ETF
GraniteShares 2x Long GME Daily ETF
GraniteShares 2x Long INTC Daily ETF
GraniteShares 2x Short INTC Daily ETF
GraniteShares 2x Long LLY Daily ETF
GraniteShares 2x Short LLY Daily ETF
GraniteShares 2x Long MSTR Daily ETF
GraniteShares 2x Long MU Daily ETF
GraniteShares 2x Short MU Daily ETF
GraniteShares 2x Long NFLX Daily ETF
GraniteShares 2x Short NFLX Daily ETF
GraniteShares 2x Long NVO Daily ETF
GraniteShares 2x Short NVO Daily ETF
GraniteShares 2x Long PANW Daily ETF
GraniteShares 2x Short PANW Daily ETF
GraniteShares 2x Long QCOM Daily ETF
GraniteShares 2x Short QCOM Daily ETF
GraniteShares 2x Long SMCI Daily ETF
GraniteShares 2x Short SMCI Daily ETF
GraniteShares 2x Long TSM Daily ETF
GraniteShares 2x Short TSM Daily ETF
GraniteShares YieldBOOST QQQ ETF
GraniteShares YieldBOOST SPY ETF
GraniteShares YieldBOOST Small Cap ETF
GraniteShares YieldBOOST Biotech ETF
GraniteShares YieldBOOST Financials ETF
GraniteShares YieldBOOST Gold Miners ETF
GraniteShares YieldBOOST Semiconductor ETF
GraniteShares YieldBOOST Technology ETF
GraniteShares YieldBOOST China ETF
GraniteShares YieldBOOST 20Y+ Treasuries ETF
GraniteShares YieldBOOST Bitcoin ETF
GraniteShares YieldBOOST AAPL ETF
GraniteShares YieldBOOST AMD ETF
GraniteShares YieldBOOST AMZN ETF

GraniteShares YieldBOOST BABA ETF
GraniteShares YieldBOOST COIN ETF
GraniteShares YieldBOOST META ETF
GraniteShares YieldBOOST MSFT ETF
GraniteShares YieldBOOST NVDA ETF
GraniteShares YieldBOOST TSLA ETF
GraniteShares 2x Long IONQ Daily ETF
GraniteShares 2x Long XYZ Daily ETF
GraniteShares 2x Long MARA Daily ETF
GraniteShares 2x Long MRVL Daily ETF
GraniteShares 2x Long PDD Daily ETF
GraniteShares 2x Long RDDT Daily ETF
GraniteShares 2x Long RIOT Daily ETF
GraniteShares 2x Long HOOD Daily ETF
GraniteShares 2x Long NOW Daily ETF
GraniteShares 2x Long SNOW Daily ETF
GraniteShares 2x Long VRT Daily ETF
GraniteShares 2x Long ABNB Daily ETF
GraniteShares 2x Long APP Daily ETF
GraniteShares 2x Long CVNA Daily ETF
GraniteShares 2x Long KO Daily ETF
GraniteShares 2x Long CRWV Daily ETF
GraniteShares 2x Long CEG Daily ETF
GraniteShares 2x Long COST Daily ETF
GraniteShares 2x Long FSLR Daily ETF
GraniteShares 2x Long GLXY Daily ETF
GraniteShares 2x Long HIMS Daily ETF
GraniteShares 2x Long ISRG Daily ETF
GraniteShares 2x Long MCD Daily ETF
GraniteShares 2x Long MELI Daily ETF
GraniteShares 2x Long NBIS Daily ETF
GraniteShares 2x Long NKE Daily ETF
GraniteShares 2x Long OKLO Daily ETF
GraniteShares 2x Long PM Daily ETF
GraniteShares 2x Long RGTI Daily ETF
GraniteShares 2x Long SNAP Daily ETF
GraniteShares 2x Long SPOT Daily ETF
GraniteShares 2x Long SBUX Daily ETF
GraniteShares 2x Long UNH Daily ETF
GraniteShares 2x Long WMT Daily ETF
GraniteShares YieldBOOST ARM ETF
GraniteShares YieldBOOST ASML ETF
GraniteShares YieldBOOST AVGO ETF
GraniteShares YieldBOOST BRKB ETF
GraniteShares YieldBOOST QBTS ETF
GraniteShares YieldBOOST HIMS ETF
GraniteShares YieldBOOST IONQ ETF
GraniteShares YieldBOOST LCID ETF

GraniteShares YieldBOOST MARA ETF
GraniteShares YieldBOOST MRVL ETF
GraniteShares YieldBOOST MSTR ETF
GraniteShares YieldBOOST MU ETF
GraniteShares YieldBOOST NFLX ETF
GraniteShares YieldBOOST PDD ETF
GraniteShares YieldBOOST PLTR ETF
GraniteShares YieldBOOST RGTI ETF
GraniteShares YieldBOOST RIOT ETF
GraniteShares YieldBOOST RIVN ETF
GraniteShares YieldBOOST HOOD ETF
GraniteShares YieldBOOST SMCI ETF
GraniteShares YieldBOOST SOFI ETF
GraniteShares YieldBOOST TSM ETF
GraniteShares YieldBOOST UBER ETF
GraniteShares YieldBOOST VRT ETF
GraniteShares YieldBOOST Single Stock Universe ETF
GraniteShares YieldBOOST TopYielders ETF
GraniteShares YieldBOOST ADBE ETF
GraniteShares YieldBOOST GOOGL ETF
GraniteShares YieldBOOST APP ETF
GraniteShares YieldBOOST CRCL ETF
GraniteShares YieldBOOST CRWV ETF
GraniteShares YieldBOOST CRWD ETF
GraniteShares YieldBOOST LLY ETF
GraniteShares YieldBOOST INTC ETF
GraniteShares YieldBOOST NBIS ETF
GraniteShares YieldBOOST NVO ETF
GraniteShares YieldBOOST OKLO ETF
GraniteShares YieldBOOST ORCL ETF
GraniteShares YieldBOOST PANW ETF
GraniteShares YieldBOOST QUBT ETF
GraniteShares YieldBOOST RDDT ETF
GraniteShares YieldBOOST RBLX ETF
GraniteShares YieldBOOST SMR ETF
GraniteShares YieldBOOST SOUN ETF
GraniteShares YieldBOOST TEM ETF
GraniteShares YieldBOOST DJT ETF
GraniteShares YieldBOOST UNH ETF
GraniteShares YieldBOOST UPST ETF
GraniteShares YieldBOOST XYZ ETF
GraniteShares YieldBOOST Ether ETF
GraniteShares Autocallable AAPL ETF
GraniteShares Autocallable AMD ETF
GraniteShares Autocallable AMZN ETF
GraniteShares Autocallable APP ETF
GraniteShares Autocallable AVGO ETF
GraniteShares Autocallable BABA ETF

GraniteShares Autocallable COIN ETF
GraniteShares Autocallable CRCL ETF
GraniteShares Autocallable CRWV ETF
GraniteShares Autocallable GOOGL ETF
GraniteShares Autocallable HIMS ETF
GraniteShares Autocallable HOOD ETF
GraniteShares Autocallable INTC ETF
GraniteShares Autocallable IONQ ETF
GraniteShares Autocallable MARA ETF
GraniteShares Autocallable META ETF
GraniteShares Autocallable MRVL ETF
GraniteShares Autocallable MSFT ETF
GraniteShares Autocallable MSTR ETF
GraniteShares Autocallable NBIS ETF
GraniteShares Autocallable NFLX ETF
GraniteShares Autocallable NVDA ETF
GraniteShares Autocallable ORCL ETF
GraniteShares Autocallable PLTR ETF
GraniteShares Autocallable QBTS ETF
GraniteShares Autocallable RDDT ETF
GraniteShares Autocallable RGTI ETF
GraniteShares Autocallable SMCI ETF
GraniteShares Autocallable SMR ETF
GraniteShares Autocallable TSLA ETF
GraniteShares Autocallable UPST ETF
GraniteShares 2x Long AI Daily ETF
GraniteShares 2x Short AI Daily ETF
GraniteShares 2x Long APP Daily ETF
GraniteShares 2x Short APP Daily ETF
GraniteShares 2x Long ASTS Daily ETF
GraniteShares 2x Short ASTS Daily ETF
GraniteShares 2x Long BB Daily ETF
GraniteShares 2x Short BB Daily ETF
GraniteShares 2x Long BMNR Daily ETF
GraniteShares 2x Short BMNR Daily ETF
GraniteShares 2x Long BTDR Daily ETF
GraniteShares 2x Short BTDR Daily ETF
GraniteShares 2x Long CRSR Daily ETF
GraniteShares 2x Short CRSR Daily ETF
GraniteShares 2x Long DBX Daily ETF
GraniteShares 2x Short DBX Daily ETF
GraniteShares 2x Long ETN Daily ETF
GraniteShares 2x Short ETN Daily ETF
GraniteShares 2x Long FIVN Daily ETF
GraniteShares 2x Short FIVN Daily ETF
GraniteShares 2x Long HUT Daily ETF
GraniteShares 2x Short HUT Daily ETF
GraniteShares 2x Long IOT Daily ETF

GraniteShares 2x Short IOT Daily ETF
GraniteShares 2x Long IREN Daily ETF
GraniteShares 2x Short IREN Daily ETF
GraniteShares 2x Long LITE Daily ETF
GraniteShares 2x Short LITE Daily ETF
GraniteShares 2x Long NTAP Daily ETF
GraniteShares 2x Short NTAP Daily ETF
GraniteShares 2x Long PATH Daily ETF
GraniteShares 2x Short PATH Daily ETF
GraniteShares 2x Long PSTG Daily ETF
GraniteShares 2x Short PSTG Daily ETF
GraniteShares 2x Long QLYS Daily ETF
GraniteShares 2x Short QLYS Daily ETF
GraniteShares 2x Long RKLB Daily ETF
GraniteShares 2x Short RKLB Daily ETF
GraniteShares 2x Long SNDK Daily ETF
GraniteShares 2x Short SNDK Daily ETF
GraniteShares 2x Long SOUN Daily ETF
GraniteShares 2x Short SOUN Daily ETF
GraniteShares 2x Long STX Daily ETF
GraniteShares 2x Short STX Daily ETF
GraniteShares 2x Long TDC Daily ETF
GraniteShares 2x Short TDC Daily ETF
GraniteShares YieldBOOST AST ETF
GraniteShares YieldBOOST BMNR ETF
GraniteShares YieldBOOST IREN ETF
GraniteShares YieldBOOST LITE ETF
GraniteShares YieldBOOST RKLB ETF
GraniteShares YieldBOOST SNDK ETF
GraniteShares 2x Long SpaceX Daily ETF
GraniteShares 2x Short SpaceX Daily ETF
GraniteShares 2x Long SK Hynix Daily ETF
GraniteShares 2x Short SK Hynix Daily ETF
GraniteShares US 100 Autocallable Income ETF
GraniteShares Short Term Box ETF
GraniteShares 2x Long XNDU Daily ETF
GraniteShares 2x Short XNDU Daily ETF
GraniteShares 2x Long CBRS Daily ETF
GraniteShares 2x Short CBRS Daily ETF